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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: May 31, 2006

                                   uWink, Inc.
                                   -----------
             (Exact name of registrant as specified in its charter)

          Utah                      000-29217                  87-0412110
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     (State or other               (Commission               (IRS Employer
jurisdiction of incorporation)     File Number)             Identification)


          16106 Hart Street, Van Nuys, California 91406
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             (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (818) 909 6030

               12536 Beatrice Street Los Angeles, California 90066 (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This Form 8-K and other reports filed by uWink, Inc. (the "Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by the Company's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Company's or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT; TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Effective May 31, 2006, the Company terminated its lease agreement at its former corporate offices at 12536 Beatrice Street, Los Angeles, California 90066. In consideration for the early termination of the lease, the Company agreed to allow the landlord to retain $20,000 of the security deposit held by the landlord under the lease. The lease termination agreement is filed herewith as
Exhibit 10.1.

Effective June 1, 2006, the Company entered into a lease agreement relating to its new corporate offices at 16106 Hart Street, Van Nuys, California 91406. This property consists of approximately 2,200 square feet of office and warehouse space at the base rental rate of $2,300 per month. The term of this lease is two years and terminates on May 31, 2008. The lease agreement is filed herewith as
Exhibit 10.2.

As a result, the Company expects to be able to reduce its rent expense relating to its corporate offices by approximately $8,000 per month.


Section 9 - Financial Statements and Exhibits


Item 9.01   Financial Statements and Exhibits.

(a)  Exhibit 10.1       Lease Termination Agreement, dated May 10, 2006, between
                        the Company, Patco Properties LP and Nolan Bushnell.

(b)  Exhibit 10.2       Lease Agreement, dated May 22, 2006, between the Company
                        and Clyde C. Berkus.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  June 5, 2006                          uWink, Inc.
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                                             By:

                                             /s/ PETER F. WILKNISS
                                             -----------------------
                                             Peter F. Wilkniss
                                             Chief Financial Officer